SCHEDULE 14A INFORMATION

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                                                         [X]

Filed by a Party other than the Registrant                            [ ]

Check the Appropriate Box:

[ ]        Preliminary Proxy Statement

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[X]      Definitive Proxy Statement

[ ]        Definitive Additional Materials

[ ]        Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

EVERGREEN INCOME ADVANTAGE FUND

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(Name of Registrant as Specified in Its Charter)

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(Name of Person Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

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                    (1)      Title of each class of securities to which transaction applies:

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Date Filed:

EVERGREEN INCOME ADVANTAGE FUND

200 Berkeley Street, Boston, Massachusetts  02116

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

AUGUST 11, 2006

TO THE SHAREHOLDERS

OF EVERGREEN INCOME ADVANTAGE FUND

Notice is hereby given that the Annual Meeting of Shareholders (the “Meeting”) of Evergreen Income Advantage Fund (the “Fund”) will be held on August 11, 2006 at 10:00 a.m. Eastern time, at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116, for the following purposes:

1.         To elect three Trustees to serve for the term indicated herein and until their successors shall have been elected and qualified; and

2.         To transact such other business as may properly be brought before the Meeting.

Shareholders of record at the close of business on June 16, 2006 will be entitled to vote at the Meeting to the extent as described in the accompanying proxy statement.

It is hoped that you will attend the Meeting, but if you cannot do so, please complete and sign the enclosed proxy card, and return it in the accompanying envelope as promptly as possible.  Any shareholder attending the Meeting can vote in person even though a proxy card may have already been returned.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE AS A TRUSTEE.

By Order of the Board of Trustees

MICHAEL H. KOONCE

Secretary

June 30, 2006

EVERGREEN INCOME ADVANTAGE FUND

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of Evergreen Income Advantage Fund (the “Fund”) for use at the Annual Meeting of Shareholders (the “Meeting”) to be held at Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116, on August 11, 2006 at 10:00 a.m. Eastern time.  The address of the principal office of the Fund is Evergreen Investments, 200 Berkeley Street, Boston, Massachusetts 02116.

This proxy statement and form of proxy will be first sent to shareholders on or about June 30, 2006.

Proxy Solicitation

All proxies in the enclosed form which are properly executed and returned to the Fund will be voted as provided therein at the Meeting or at any adjournments thereof.  A holder of either common or preferred shares (a “Shareholder”) executing and returning a proxy has the power to revoke it at any time before it is exercised by giving written notice of such revocation to an officer of the Fund or by submitting a subsequent, validly executed proxy.  Signing and mailing the proxy will not affect your right to give a later proxy or to attend the Meeting and vote your common shares or preferred shares (together, the “Shares”) in person.

The Board of Trustees intends to bring before the Meeting the matter set forth in Proposal 1 in the foregoing notice.  The persons named in the enclosed proxy card and acting thereunder will vote with respect to Proposal 1 in accordance with the directions of the Shareholders as specified on the proxy cards; if no choice is specified, the Shares will be voted FOR the election of the three Trustees named in the enclosed proxy card.  If any other matters are properly presented at the Meeting for action, it is intended that the persons named in the enclosed proxy card and acting thereunder will vote in accordance with the views of management thereon.  Abstentions and broker non-votes (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) are counted as present for quorum purposes.  The Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration”) provides that the holders of thirty-three and a third percent (33 1/3%) of the Shares issued and outstanding and entitled to vote, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting.  With regard to the election of trustees, votes may be cast in favor or withheld; abstentions, broker non-votes and votes that are withheld will be excluded entirely from the vote and will have no effect.

The affirmative vote of a plurality of the votes cast by shareholders present in person or represented by proxy at the Meeting and entitled to vote is required for the election of trustees (Proposal 1).  The three nominees that receive the most affirmative votes cast at the Meeting will be elected as Trustees.

In the event a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes to approve a proposed item are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those Shares represented at such meeting in person or by proxy.  The persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal, IN FAVOR of such an adjournment, and will report on those proxies marked to WITHHOLD AUTHORITY for any such proposal.  Abstentions and broker non-votes will not be voted on a motion to adjourn.

The Fund will bear the costs of preparing, printing and mailing this proxy statement, the proxies and any additional materials which may be furnished to Shareholders.  Solicitation may be undertaken by mail, telephone, facsimile and personal contact.  The Fund has engaged Computershare Trust Company N.A. to solicit proxies from brokers, banks, other institutional holders and individual Shareholders for a fee of approximately $5,000.00.  This fee will be borne by the Fund.  The Annual Report of the Fund will be mailed, along with this proxy statement, to all Shareholders on or about June 30, 2006.

Voting Securities and Principal Holders Thereof

Holders of record of the Fund’s Shares at the close of business on June 16, 2006 will be entitled to vote at the Meeting or any adjournment thereof to the extent set forth in this proxy statement.  As of June 16, 2006, the Fund had outstanding 67,957,650 common shares and 19,600 preferred shares.  Each holder of common shares will be entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value per share for each common share, as to any matter on which the common share is entitled to vote. Each holder of preferred shares will be entitled to one vote for each preferred share held, as to any matter on which the preferred share is entitled to vote.

To the knowledge of the Fund, as of June 16, 2006 there was no beneficial owner of more than 5% of the outstanding Shares of the Fund.

As of June 16, 2006, the officers and Trustees of the Fund as a group beneficially owned in the aggregate less than 1.00% of the outstanding Shares of the Fund and less than 1.00% of the outstanding securities of Wachovia Corporation (“Wachovia”), parent of Evergreen Investment Management Company, LLC (“EIMC”), the Fund’s investment advisor.

I. ELECTION OF TRUSTEES (Proposal 1)

In accordance with the Fund’s Declaration, the Trustees have been divided into three classes (each a “Class”):  Class I, Class II and Class III.  The terms of the present Trustees in each Class expire at the annual meeting in the year indicated or thereafter in each case when their respective successors are elected and qualified:  Class I, 2006, Class II, 2007 and Class III, 2008.  At each subsequent annual meeting, successors to the Class of Trustees whose terms are expiring will be identified as being of that same Class and will be nominated for a three-year term.  The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Trustees.  If any nominee for any reason becomes unable to serve, the persons named as proxies will vote for the election of such other person or persons as they believe will carry on the present policies of the Fund and as they deem to be qualified. The Board of Trustees has no reason to believe that any of the three nominees will be unable to serve.

The Board of Trustees of the Fund proposes the following nominees for election at the 2006 Meeting:

Trustee	Class	Expiration of Term if Elected
K. Dun Gifford	Class I	2009 Annual Meeting
Dr. Leroy Keith, Jr.	Class I	2009 Annual Meeting
Michael S. Scofield	Class I	2009 Annual Meeting

As described above, there are three nominees for election to the Board of Trustees at this time.  Proxies cannot be voted for a greater number of persons than the three nominees currently proposed to serve on the Board of Trustees.

Trustee and Nominee Trustee Information

The following tables contain specific information about each Trustee and nominee Trustee as of December 31, 2005, including: age, principal occupation and other affiliations for the last five years, term of office, length of time served, any other directorships held outside the Fund and number of portfolios overseen by such Trustee and nominee Trustee.  The address for each Trustee and nominee Trustee is 200 Berkeley Street, Boston, Massachusetts 02116.

Class I – Non-Interested Nominee Trustees to serve until 2009 Annual Meeting of Shareholders:

Name and Age	Position Held with the Fund	Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
K. Dun Gifford[2,3,7,8,9,10,11] Age: 67	Trustee	Trustee since 2003.	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Trustee, Mentor Funds and Cash Resource Trust.	92	Trustee, Evergreen family of funds[12]
Dr. Leroy Keith, Jr.[4,6] Age: 66	Trustee	Trustee since 2003.	Partner, Stonington Partners, Inc. (private investment firm); Trustee, Phoenix Funds Family; Director, Obagi Medical Products Co.; Director, Diversapack Co.; Former Director, Lincoln Educational Services; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Trustee, Mentor Funds and Cash Resource Trust.	92	Trustee, Evergreen family of funds[12], Trustee, Phoenix Funds Family (consisting of 51 portfolios)
Michael S. Scofield[3,7,8,9,10,11] Age: 62	Trustee	Trustee since 2003.	Director and Chairman, Branded Media Corporation (multi-media branding company); Retired Attorney, Law Offices of Michael S. Scofield; Former Trustee, Mentor Funds and Cash Resource Trust.	92	Trustee, Evergreen family of funds[12]

Class III -- Non-Interested Trustees to serve until 2008 Annual Meeting of Shareholders:

Name and Age	Position Held with the Fund	Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
William Walt Pettit[2,5,7] Age: 50	Trustee	Trustee since 2003.	Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.; Director, National Kidney Foundation of North Carolina, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	92	Trustee, Evergreen family of funds[12]
David M. Richardson[4,5,6] Age: 64	Trustee	Trustee since 2003.	President, Richardson, Runden LLC (executive recruitment business development/consulting company); Consultant, Kennedy Information, Inc. (executive recruitment information and research company); Consultant, AESC (The Association of Executive Search Consultants); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Trustee, Mentor Funds and Cash Resource Trust.	92	Trustee, Evergreen family of funds[12]
Dr. Russell A. Salton, III[3,4,7,8,9,10,11] Age: 58	Trustee	Trustee since 2003.	President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Trustee, Mentor Funds and Cash Resource Trust.	92	Trustee, Evergreen family of funds[12]

Class III -- Interested Trustee to serve until 2008 Annual Meeting of Shareholders:

Name and Age	Position Held with the Fund	Length of Time Served[1]	Principal Occupation(s)During Past 5 Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Held by Trustee
Richard K. Wagoner, CFA[4,6] Age: 68	Trustee	Trustee since 2003.	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Consultant to the Boards of Trustees of the Evergreen funds; Former Trustee, Mentor Funds and Cash Resource Trust.	92	Trustee, Evergreen family of funds[12]

Class II -- Non-Interested Trustees to serve until 2007 Annual Meeting of Shareholders:

Name and Age	Position Held with the Fund	Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Charles A. Austin III[2,11] Age: 71	Trustee	Trustee since 2003.	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society; Former Trustee, Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice).	92	Trustee, Evergreen family of funds[12]
Shirley L. Fulton[2,7] Age: 53	Trustee	Trustee since 2004.	Partner, Tin, Fulton, Greene & Owen, PLLC (law firm); Former Partner, Helms, Henderson & Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge, 26th Judicial District, Charlotte, NC.	92	Trustee, Evergreen family of funds[12]
Gerald M. McDonnell[2,6] Age: 66	Trustee	Trustee since 2003.	Manager of Commercial Operations, SMI STEEL Co. - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Trustee, Mentor Funds and Cash Resource Trust.	92	Trustee, Evergreen family of funds[12]
Richard J. Shima[4] Age: 66	Trustee	Trustee since 2003.	Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association; Former Director of CTG Resources, Inc. (natural gas); Former Trustee, Mentor Funds and Cash Resource Trust.	92	Trustee, Evergreen family of funds[12]

(1)   All Trustees are elected to initially serve a one-, two- or three-year term and thereafter to serve a three-year term.

(2)   Member of Audit Committee.

(3)   Member of Executive Committee.

(4)   Member of Performance Committee.

(5)   Preferred Shares Trustee.

(6)   Member of Distribution and Shareholder Service Committee.

(7)   Member of Litigation Oversight Committee.

(8)   Member of Nominating Committee.

(9)   Member of 15(c) Committee.

(10) Member of Qualified Legal Compliance Committee.

(11) Member of Pricing Committee.

(12) As of April 30, 2006, the Evergreen family of funds consisted of 10 open-end management investment companies with 89 separate funds or series organized as Delaware statutory trusts and 4 closed-end management investment companies organized as Delaware statutory trusts.

The following table contains specific information about the dollar range of equity securities beneficially owned by each Trustee and nominee Trustee in the Fund and the aggregate dollar range of equity securities in other funds in the Evergreen family of funds overseen by the Trustees.

Non-Interested Trustees

Name of Trustee

Dollar Range of Equity Securities in the Fund as of April 30, 2006

Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies as of December 31, 2005

Charles A. Austin III[1]

$0

Over $100,000

Shirley L. Fulton

$0

$50,001-$100,000

K. Dun Gifford[2]

$0

$10,001 - $50,000

Dr. Leroy Keith, Jr. [2]

$1-$10,000

$10,001 - $50,000

Gerald M. McDonnell[1]

$1-$10,000

Over $100,000

William W. Pettit[1]

$0

Over $100,000

David M. Richardson

$0

Over $100,000

Dr. Russell A. Salton, III[1]

$0

Over $100,000

Michael S. Scofield[1,2]
$1-$10,000

Over $100,000

Richard J. Shima[1]

$10,001 - $50,000

Over $100,000

Interested Trustee

Name of Trustee

Dollar Range of Equity Securities in the Fund as of April 30, 2006

Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies as of December 31, 2005

Richard K. Wagoner

$1-$10,000

Over $100,000

(1)   In addition to the above investment amounts, the Trustee has over $100,000 indirectly invested in certain of the Evergreen funds through Deferred Compensation Plans, with the exception of Mr. Shima who has over $50,000 indirectly invested.

(2)   Nominee Trustee.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia.

Board Meetings and Committees

During the fiscal year ended April 30, 2006, the Board of Trustees held 6 regular meetings and 1 special meeting. Each Trustee attended at least 75% of the aggregate of the total number of meetings of the Board and Committee meetings on which he or she served.

The Board of Trustees has appointed an Executive Committee consisting of K. Dun Gifford, Dr. Russell A. Salton, III and Chairman of the Board, Michael S. Scofield. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board meetings and acts on routine matters between scheduled Board meetings. The Executive Committee also functions as the Nominating Committee and the 15(c) Committee. The 15(c) Committee is responsible for gathering relevant information to assist the full Board in fulfilling its obligations relating to the initial approval and renewal of advisory and distribution contracts pursuant to Section 15 of the 1940 Act. It may request information from and submit questions to the Fund's investment advisor and its affiliates in order for the full Board of Trustees to determine whether or not to enter into or renew Fund contracts. The Executive Committee met 22 times during fiscal year 2006.

The Board of Trustees has also appointed an Audit Committee, as defined by Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that it deems appropriate. The Audit Committee consists of Shirley L. Fulton, K. Dun Gifford, Gerald M. McDonnell and William W. Pettit and Chairman of the Committee, Charles A. Austin III. Each member of the Audit Committee is “independent” as defined in the American Stock Exchange’s listing standards. The Audit Committee met 6 times during fiscal year 2006.

The Board of Trustees also has appointed a Performance Committee. The purpose of the Performance Committee is to review all activities involving investment-related issues and activities of EIMC and to assess the performance of the Fund. The Performance Committee consists of Dr. Leroy Keith, David M. Richardson, Dr. Russell A. Salton, III, Richard K. Wagoner and Chairman of the Committee, Richard J. Shima. The Performance Committee met 6 times during fiscal year 2006.

The Board of Trustees has also appointed a Qualified Legal Compliance Committee consisting of K. Dun Gifford, Dr. Russell A. Salton, III and Chairman of the Board, Michael S. Scofield.  The Committee is responsible for the establishment of written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of an applicable U.S. federal or state securities law, a material breach of a fiduciary duty arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law by the Fund or by any officer, Trustee, employee or agent of the Fund.  The Committee is also responsible for determining whether an investigation is necessary regarding any report of evidence of a material violation.  If it is determined that there has been a material violation, the Committee is responsible for informing the Fund’s Chief Legal Officer and Chief Executive Officer and taking all other appropriate actions to respond to evidence of a material violation.  The Qualified Legal Compliance Committee did not meet during fiscal year 2006.

The Board of Trustees has appointed a Distribution and Shareholder Service Committee, which consists of Dr. Leroy Keith, David M. Richardson, Gerald M. McDonnell and the Chairman of the Committee, Richard K. Wagoner. The Distribution and Shareholder Service Committee oversees and assists Trustee oversight of: the means by which shares of the Evergreen funds are marketed and sold; expenditures by the Evergreen open-end funds’ distributor of amounts paid under those funds’ Rule 12b-1 plans; the nature and quality of services provided by the funds’ transfer agent; and the overall level of servicing provided to shareholders in the funds. The Distribution and Shareholder Service Committee met 4 times during fiscal year 2006.

The Board of Trustees has also appointed a Litigation Oversight Committee, which consists of the members of the Executive Committee, Shirley L. Fulton and William W. Pettit. The Litigation Oversight Committee oversees and assists Trustee oversight of: litigation commenced by or against the Evergreen funds; litigation commenced by or against any service provider to the funds that relates to the funds or that may have a material effect on the service provider’s ability to perform its services to the funds; and non-routine regulatory actions, examinations, inspections, or other activities in respect of any service provider to the funds that relate to its services to the funds or that may have a material effect on the service provider’s ability to perform its services for the funds. The Litigation Oversight Committee met 5 times during fiscal year 2006.

The Board of Trustees also has appointed a Pricing Committee, which consists of the members of the Executive Committee and the Chairman of the Audit Committee.  The Pricing Committee is responsible for general oversight of the process of the pricing of the Fund’s investments. The Pricing Committee met 8 times during fiscal year 2006.

Nominating Committee Process

The Executive Committee also functions as the Nominating Committee.  The members of the Executive Committee are “independent” as defined in the American Stock Exchange listing standards.  The Executive Committee Charter discharges the Nominating Committee functions.  A copy of the Evergreen funds’ Executive Committee Charter is attached as Exhibit A.

On June 17, 2004, the Board of Trustees approved a policy pursuant to which the Board of Trustees may consider nominees for election as Trustees.  The policy states the minimum nominee qualifications, the process for identifying and evaluating trustee nominees and the process for considering nominees recommended by shareholders.  The Evergreen funds’ Policy for the Consideration of Trustee Nominees is attached as Exhibit B.

Communications with Board Members

On September 29, 2004, the Board of Trustees approved a policy for communications with Board members.  Any shareholder who wishes to send a communication to the Board of Trustees of an Evergreen fund should send the communications to the Evergreen Board of Trustees, P.O. Box 20083, Charlotte, North Carolina 28202.  If a shareholder wishes to send a communication directly to an individual Trustee or to a Committee of the Fund’s Board of Trustees, then the communication should be specifically addressed to such individual Trustee or Committee and sent to the above address.

Trustee Attendance Policy at Annual Shareholder Meetings

On March 18, 2004, the Board of Trustees approved a policy for Trustee attendance at annual shareholder meetings.  The Evergreen funds listed on the American Stock Exchange are required to hold an Annual Meeting of Shareholders.  Accordingly, it is the policy of the Board of Trustees of the Fund to encourage Trustees’ attendance at each Annual Meeting of Shareholders in person or by video conference.

Mr. Charles A. Austin III attended the 2005 Annual Meeting of Shareholders.

Current Officers

The following table contains specific information about each principal officer of the Fund as of December 31, 2005, including: name, address and age, position held with the Fund, term of office and length of time served and principal occupation(s) during the past five years including offices held with EIMC, Wachovia and their affiliated companies.
Name, Address and Age	Position Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupations(s) During Past Five Years

Dennis H. Ferro 401 S. Tyron Charlotte, NC 28288 Age: 60	President	Since 2004	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.

Kasey L. Phillips 200 Berkeley Street Boston, MA 02116 Age: 35	Treasurer	Since 2005	Senior Vice President, Evergreen Investment Services, Inc.; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce 200 Berkeley Street Boston, MA 02116 Age: 45	Secretary	Since 2004	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation.

James F. Angelos 200 Berkeley Street Boston, MA 02116 Age: 58	Chief Compliance Officer	Since 2004	Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Director of Compliance, Evergreen Investment Services, Inc.

(1)   The term of office for each principal officer is until a successor is duly elected or qualified or until their death, resignation, retirement or removal from office.

            Dennis H. Ferro oversees the operations of the Fund.  Michael H. Koonce is responsible for the Fund’s compliance with governing law.  Kasey L. Phillips is responsible for maintaining the books and records of the Fund and for working with the portfolio managers on a continuous basis to ensure that accounting records are properly maintained.  James F. Angelos is responsible for reviewing Fund policies and procedures and monitoring the Fund’s compliance with them.

Other Remuneration and Affiliations of Officers and Trustees

The Fund reimburses all Trustees for expenses incurred in connection with attending meetings of the Board of Trustees.  Fees, salaries or other remuneration of officers of the Fund who also serve as officers or employees of EIMC or any of its affiliated companies are borne by EIMC or the Wachovia affiliate for whom the individual serves. All present officers are covered by this provision, and did not receive any compensation or expense reimbursement from the Fund for the fiscal year ended April 30, 2006.  For the fiscal year ended April 30, 2006, the Trustees earned the following compensation from the Fund and the Evergreen fund complex:

Non-Interested Trustees

Name of Person and Position with the Fund	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses[1]	Total Compensation From the Fund and Fund Complex Paid to Trustees

Charles A. Austin III, Trustee[2]	$7,011	N/A	$214,583

Shirley L. Fulton, Trustee[2]	$6,660	N/A	$179,500

K. Dun Gifford, Trustee[3]	$6,853	N/A	$198,916

Dr. Leroy Keith, Jr., Trustee[3]	$6,653	N/A	$178,750

Gerald M. McDonnell, Trustee[2]	$6,653	N/A	$178,750

William W. Pettit, Trustee[2]	$6,660	N/A	$179,500

David M. Richardson, Trustee	$6,653	N/A	$178,750

Dr. Russell A. Salton, III, Trustee[2]	$6,891	N/A	$203,166

Michael S. Scofield, Trustee[3]	$7,947	N/A	$308,250

Richard J. Shima, Trustee[2]	$6,862	N/A	$199,834

Interested Trustee

Name of Person and Position with the Fund	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses[1]	Total Compensation From the Fund and Fund Complex Paid to Trustees

Richard K. Wagoner, Trustee	$6,699	N/A	$183,750

(1)   The Fund does not currently provide pension or retirement plan benefits to the Trustees.

(2)   Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan.  Of the total compensation from the Fund and other Evergreen funds reflected above payable to Messrs. Austin, McDonnell, Pettit, Salton, Shima and Ms. Fulton for the fiscal year ended April 30, 2006, the following amounts were deferred: $128,667, $36,000, $53,025, $13,617, $99,917, and $53,500, respectively.

(3)   Nominee Trustee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Fund’s Trustees and officers and certain other persons to file reports regarding ownership of, and transactions in, the Fund’s securities with the Securities and Exchange Commission (the “SEC”). Copies of the required filings must also be furnished to the Fund. The Fund believes that all reports required to be filed by the Fund’s officers and Trustees were filed on a timely basis except that a Form 3, Initial Statement of Beneficial Ownership of Securities, was not filed timely for Kasey Phillips, the Fund’s Treasurer, and a Form 3 and a Form 4, Statement of Changes in Beneficial Ownership of Securities, were not filed timely for Dana Erikson, one of the Fund’s portfolio managers.

Forms 3, 4, and 5 for the officers and Trustees may be accessed through Evergreen Investments’ Web site at www.EvergreenInvestments.com.

Service Providers

Investment Advisor.  EIMC, an indirect wholly owned subsidiary of Wachovia, a North Carolina-based, multi-bank financial holding company subject to the Bank Holding Company Act of 1956, as amended, and the rules and regulations promulgated thereunder, currently serves as the Fund’s investment advisor.  EIMC has been managing mutual funds and private accounts since 1932.  For the fiscal year ended April 30, 2006, the Fund paid $8,724,437 (0.90% of average daily net assets, or 0.60% of average daily total assets, which are generally the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets) to EIMC in advisory fees.  The principal business address of EIMC is 200 Berkeley Street, Boston, Massachusetts 02116.

Administrator.  Administrative services are provided by Evergreen Investment Services, Inc. (“EIS”), an affiliated company of EIMC.  EIS is located at 200 Berkeley Street, Boston, MA 02116. For the fiscal year ended April 30, 2006, the Fund paid $727,036 (0.05% of average daily total assets, which are generally the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets) to EIS in service fees.

Independent Registered Public Accounting Firm.  KPMG LLP (“KPMG”), 99 High Street, Boston, MA 02110, has been approved by the Trustees of the Fund as the independent registered public accounting firm of the Fund for the current fiscal year ending April 30, 2007.

The Audit Committee of the Board of Trustees unanimously recommended the selection of KPMG, and the Trustees unanimously approved such selection, at a meeting held on June 14-15, 2006.

The Fund’s Audit Committee has established and adopted policies and procedures for pre-approving audit services, audit-related services, tax services and all other services provided by the Fund’s independent registered public accounting firm as well as the fee levels or budgeted amounts for those services.  The Fund’s policies and procedures include reporting and request or application requirements that are intended to keep the Audit Committee informed of all the services provided by the Fund’s independent registered public accounting firm.  In addition, the Fund’s Chief Compliance Officer is required to monitor the performance of all services provided by the Fund’s independent registered public accounting firm in order to determine whether those services are in compliance with the Fund’s pre-approval policies and procedures and to report the results of this monitoring to the Audit Committee on a periodic basis.  The Fund’s pre-approval policies and procedures do not delegate any of the Audit Committee’s responsibilities under the Securities Exchange Act of 1934 for pre-approving services performed by the Fund’s independent registered public accounting firm to the Fund’s management.

A representative of KPMG, if requested by any Shareholder, will be present via telephone at the Meeting to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if he or she chooses to do so.

The following table presents fees billed for professional audit services rendered by KPMG for the audit of the Fund’s annual financial statements for the fiscal years ended April 30, 2005 and 2006, respectively, and for fees billed for other services rendered by KPMG to the Fund.  There were no fees paid to KPMG during the fiscal years where the de minimis exception was used.

Evergreen Income Advantage Fund
	2006	2005
Audit fees	$69,575	$38,000
Audit-related fees	$0	$0
Tax fees[1]	$1,000	$3,375
Non-audit fees[2]	$950,575	$615,575
All other fees	$0	$0

        (1)   Tax fees consists of fees for tax consultation, tax compliance and tax review.

        (2)   Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

In approving the selection of KPMG for the Fund, the Audit Committee considered, in addition to other practices and requirements relating to the selection of the Fund’s independent registered public accounting firm, whether any services performed by KPMG for the Fund, its investment advisor and for certain related parties for which KPMG received non-audit fees are compatible with maintaining the independence of KPMG as the Fund’s independent registered public accounting firm.

On June 14, 2006, the Audit Committee reviewed and discussed with management the Fund’s audited financial statements for the fiscal year ended April 30, 2006.  The Audit Committee has reviewed and discussed with KPMG the matters required to be discussed by Statements on Auditing Standards, No. 61, Communication with Audit Committees.  The Audit Committee has received the written disclosures and the letter from KPMG required by Independence Standards Board Standard No. 1, and has discussed with KPMG its independence.  Based on these reviews and discussions, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the annual report to shareholders for the previous fiscal year for filing with the SEC.

The Board of Trustees has adopted a written charter for the Audit Committee which is attached to this proxy statement as Exhibit C (the “Charter”).  The Audit Committee reviews the Charter at least annually and may recommend changes to the Board.  Each member of the Audit Committee is independent as independence is defined in the listing standards of the American Stock Exchange.

Other Business

As of the date of this Proxy Statement, the Fund’s officers and EIMC are not aware of any other business to come before the Meeting other than as set forth in the Notice of Annual Meeting of Shareholders.  If any other business is properly brought before the Meeting, or any adjournment thereof, the persons named as proxies will vote in their sole discretion.

Required Vote

The affirmative vote of a plurality of the votes cast by shareholders present in person or represented by proxy at the Meeting and entitled to vote is required for the election of Trustees (Proposal 1).

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE AS A TRUSTEE.

SHAREHOLDER PROPOSALS

Any Shareholder desiring to present a proposal for consideration at the 2007 annual meeting of Shareholders of the Fund should submit such proposal in writing to the Secretary, c/o Evergreen Investment Services, Inc., Evergreen Income Advantage Fund, 200 Berkeley Street, Boston, MA 02116-5034 so that it is received by the Fund no later than March 31, 2007.  According to the Fund’s By-Laws, in order to be timely, a Shareholder’s notice of a proposal must be delivered no earlier than March 1, 2007. Proxies submitted by Shareholders confer discretionary authority on the individually named proxies to vote on all matters presented at the meeting.  Mere submission of a Shareholder proposal does not guarantee inclusion of the proposal in the proxy statement or presentation of the proposal at the 2007 annual meeting since such inclusion and presentation are subject to various conditions and requirements, including those required by applicable law.

Michael H. Koonce, Secretary

June 30, 2006

EXHIBIT A

EVERGREEN FUNDS
EXECUTIVE COMMITTEE CHARTER

The Executive Committee shall be composed entirely of independent Trustees. The purposes of the Executive Committee are: To formulate policies and procedures governing the Board’s structure and operation; To act as liaison between Evergreen (Evergreen Investment Management Company, LLC, Evergreen Investment Services, Inc. and Evergreen Service Company, LLC) and the full Board of Trustees; To act on behalf of the Board between regular Board meetings; To act as the Qualified Legal Compliance Committee of the Board of Trustees; To act as the Nominating Committee of the Board of Trustees; To act as the 15(c) Committee of the Board of Trustees; To review and resolve conflicts of interest between the Evergreen Funds and the Funds’ investment adviser or its affiliates. To carry out its purposes, the Executive Committee shall have the following duties and powers: To prepare and recommend to the full Board written policies and procedures governing the structure and operation of the Board, including but not limited to policies relating to Board size, qualifications for Board membership, filling of vacancies, committees, compensation and retirement; and from time to time to review such policies and procedures and recommend any changes; To select and to recommend to the full Board persons to fill vacancies on the Board; To recommend to the full Board the amount of compensation to be paid to Trustees for service on the Board and on committees of the Board; To take on behalf of the Board, between regular meetings of the full Board, any actions required to be taken by the Board that are not required by the Declaration of Trust or applicable law to be taken by the full Board or by another group of Trustees; To report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Executive Committee may deem necessary or appropriate; To request from the Evergreen Funds’ investment adviser and its affiliates information it believes is necessary to the full Board of Trustees’ determination of whether or not to enter into or renew contracts; To submit Trustees’ inquiries to the Evergreen Funds’ investment adviser and its affiliates in connection with contract approvals; To request information it considers necessary or appropriate to its determination of whether a potential or actual conflict of interest exists between the Evergreen Funds and the Funds’ investment adviser or its affiliates; and If the Executive Committee determines a potential or actual conflict of interest exists: (i) to recommend to the Evergreen Funds’ investment adviser or its affiliates an appropriate resolution to the conflict of interest and (ii) to inform the full Board of Trustees of the conflict of interest, the course of action the Executive Committee recommended to resolve the conflict of interest, and whether the Executive Committee’s recommendation was implemented. The Executive Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require. The Executive Committee shall have the resources and authority appropriate to discharge its responsibilities. The Executive Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

Last Approved: September 21, 2005

Last Revised:    August 20, 2004

EXHIBIT B

EVERGREEN TRUSTS

Policy for the Consideration of Trustee Nominees

            The following Policy for the Consideration of Trustee Nominees (the “Policy”) shall be followed by the Executive Committee (the “Committee”) of each Evergreen Trust in filling vacancies on the Boards of Trustees or when Trustees are to be nominated for election by shareholders.

Minimum Nominee Qualifications

1.         With respect to nominations for Trustees who are not interested persons of a Fund as defined by Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”) (“Disinterested Trustees”), nominees shall be independent of the Fund’s investment adviser and other principal service providers.  The Committee shall also consider the effect of any relationship beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the investment adviser or its affiliates.

2.         Disinterested Trustee nominees must qualify for service on the Fund’s Audit Committee under the rules of the American Stock Exchange (including financial literacy requirements) or other applicable securities exchange.

3.         With respect to all Trustees, nominees must qualify under all applicable laws and regulations.

4.         The proposed nominee may not be within five years of the Fund’s retirement age for        Trustees unless he or she is nominated for re-election.

5.         The Committee may also consider such other factors as it may determine to be relevant.

Other Qualifications

1.         With respect to all proposed nominees, the Committee shall consider whether the proposed nominee serves on boards of or is otherwise affiliated with competing financial service organizations or their related fund complexes or companies in which the Evergreen Funds may invest.

2.         The Committee shall consider whether the proposed nominee is able to and intends to commit the time necessary for the performance of Trustee duties.

3.         The Committee shall consider the integrity and character of the proposed nominee, and the proposed nominee’s compatibility with the current Trustees.

4.         The Committee may require an interview with the proposed nominee.

Nominees Recommended by Shareholders

1.         The Committee shall consider nominations for openings on the Board of Trustees from shareholders who have separately or as a group held for at least one full year 5% of the shares of a Fund. 2.         The Committee shall give candidates recommended by shareholders the same consideration as any other candidate. 3.         Shareholder recommendations should be sent to the attention of the Committee in care of the Fund’s Secretary and should include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a Disinterested Trustee, if applicable.

Process for Identifying and Evaluating Trustee Nominees

1.         When identifying and evaluating prospective nominees for openings on the Board of Trustees, the Committee shall review all recommendations in the same manner, including           those received from shareholders.

2.         The Committee shall first determine if the prospective nominee meets the minimum qualifications set forth above.  Those proposed nominees meeting the minimum qualifications will then be considered by the Committee with respect to the other qualifications listed above, and any other qualifications deemed to be important by the Committee.

3.         Those nominees selected by the Committee shall be recommended to the Boards of Trustees.

Last Approved:             June 17, 2004

Last Revised:                June 17, 2004

EXHIBIT C

EVERGREEN INCOME ADVANTAGE FUND

EVERGREEN MANAGED INCOME FUND

EVERGREEN UTILITIES AND HIGH INCOME FUND

AUDIT COMMITTEE CHARTER

1)         The Audit Committee (the “Committee”) of Evergreen Income Advantage Fund, Evergreen Managed Income Fund and Evergreen Utilities and High Income Fund (the “Funds”) shall be composed entirely of independent Trustees who, in the view of the Board of Trustees of the Funds (the “Board”), are free of any relationship that would interfere with the exercise of independent judgment.  The independent Trustees (i) are barred from accepting, directly or indirectly, any consulting, advisory or other compensatory fee from the Funds or an affiliate of the Funds, other than in the capacity as a member of the Board and any Board committee, and (ii) cannot be an “interested person” of the Funds as defined in Section 2(a)(19) of the Investment Company Act of 1940.  2)         The Board will determine whether there is at least one member of the Committee who is an independent audit committee financial expert as defined in Item 3 of Form N-CSR. 3)         The purposes of the Committee are: a)         To review the Funds’ accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; b)         To review the quality and objectivity of the Funds’ financial statements and the independent audits thereof; and c)         To act as liaison between the Funds’ independent auditors and the Board.

The function of the Committee is to review; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the auditors’ responsibility to plan and carry out a proper audit.

4)         To carry out its purposes, the Committee shall have the following duties and powers: a)   To be directly responsible for the appointment, retention, compensation, and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Funds, and each such registered public accounting firm must report directly to the Committee; b)   To recommend to the independent Trustees the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any non-audit services to the Funds’ investment advisers or affiliated persons of the investment advisers, and to receive the auditors’ formal written statement delineating specific representations as to the auditors’ independence and all relationships between the auditors and the Funds’ investment advisers and any affiliated persons of the investment advisers, consistent with Independence Standards Board Standard 1. The Committee shall have responsibility for actively engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors and for taking or recommending that the Board take appropriate action to oversee the independence of the auditors; c)   To instruct the auditors of the auditors’ ultimate responsibility to the Board and the Committee, as representatives of shareholders, and the Board’s and Committee’s ultimate authority to select, evaluate, and, where appropriate, replace the auditors and to nominate the auditors for shareholder approval in any proxy statement; d)   To pre-approve all audit and non-audit services, except those within the de minimis statutory exception, provided to the Funds by their auditors or to establish pre-approval policies and procedures (which may include the establishment of a pre-approval sub-committee consisting of one or more independent audit committee members who serve on the Board), to pre-approve non-audit services provided directly to the Funds’ investment advisers and any entity in the Funds’ complex where the nature of the services provided have a direct impact on the operations or financial reporting of the Funds, to review in advance the related estimate of fees, and to recommend pre-approved audit and non-audit services and fee estimates for Board approval; e)   To meet with the Funds’ independent auditors, including private meetings, as necessary  (i) to review the arrangements for and scope of the annual audits and any special audits; (ii) to discuss any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto;  (iv) to review the form of opinion the auditors propose to render to the Board and shareholders; (v) to receive reports from time to time about the nature of conversations, if any, between the auditors of Wachovia and its affiliates and the auditors of the Funds, and (vi) to discuss the results of the auditors’ peer review, if any; f)    To receive at least annually a report from the auditors within 90 days prior to the filing of the auditors’ report (or receive an updated report within such 90 day period, if the auditors’ annual report is presented to the Committee more than 90 days prior to the filing of the auditors’ report) which includes the following:  (i) all critical accounting policies and practices used by the Funds (or, in connection with any update, any changes in such accounting policies and practices), (ii) all material alternative accounting treatments within GAAP that have been discussed with management since the last annual report or update, including the ramifications of the use of the alternative treatments and the treatment preferred by the accounting firm, (iii) other material written communications between the auditors and the management of the Funds since the last annual report or update, and (iv) a description of all non-audit services provided, including fees associated with the services, to the Funds’ complex since the last annual report or update that were not subject to the pre-approval requirements as discussed above; g)   To consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors; h)   To review and discuss with management, including any officers certifying the Funds’ Form N-CSR, the Funds’ audited financial statements and to review any officer’s certifications and reports to be filed with the Securities and Exchange Commission on behalf of the Funds; to offer guidance with respect to such audited financial statements, certifications and reports; and to determine whether to recommend that the financial statements be included in the annual report; i)    To discuss all disclosures made by the Funds’ officers certifying the Funds’ Form N-CSR to the Committee, based on such officers’ most recent evaluation as to (i) all significant deficiencies in the design or operation of internal controls which could adversely affect the Funds’ ability to record, process, summarize and report financial data, and (ii) any fraud, whether or not material, that involves management or other employees who have significant roles in the Funds’ internal controls; j)    To investigate improprieties or suspected improprieties in the Funds’ operations; k)   To establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by officers of the Funds or by employees of the Funds’ investment advisers or other service providers, of concerns regarding questionable accounting or auditing matters; and l)    To report its activities to the Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate. 5)         The Committee shall meet at least quarterly and is empowered to hold special meetings, as circumstances require. 6)         The Committee shall meet with internal auditors to review their audit plan and the result of completed audits. 7)         The Committee shall have the authority to engage independent counsel and other advisors as it determines necessary to carry out its duties. 8)         The Committee shall have the resources and authority appropriate to discharge its responsibilities. 9)         The Committee shall review this Charter at least annually and recommend any changes to the Board.

Last Approved:             September 21, 2005

Last Revised:                September 16, 2004 PROXY

EVERGREEN INCOME ADVANTAGE FUND

COMMON SHARES

This Proxy is solicited on Behalf of the Board of Trustees of Evergreen Income Advantage Fund for the Annual Meeting of Shareholders, August 11, 2006

                KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett, Kevin J. Ouellette andMaureen E. Towle, or any of them, with full power of substitution, as attorneys and proxies to appear and vote all of the common shares standing in the name of the undersigned at the annual meeting of shareholders of Evergreen Income Advantage Fund to be held at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116 on August 11, 2006 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, and the undersigned hereby instructs said attorneys to vote:

(Continued, and to be signed on other side)

                                                                                                                                                                                                                                                                                                                votes as in this X                                                                                                                                                                                                                                                       Please mark your

                X             Please mark your

                                votes as in this

                                example.

The shares represented by this proxy will be voted as specified in the following Item 1, but if no choice is specified, they will be voted FOR the election of the 3 persons named in the proxy statement as proposed Trustees under "Election of Trustees."

1. ELECTION OF TRUSTEES
FOR all nominees (except as marked to the contrary below*)	[ ] WITHHOLD AUTHORITY to vote for all nominees	[ ] Nominees: K. Dun Gifford Dr. Leroy Keith, Jr. Michael S. Scofield

2. In their discretion, the proxies are authorized to vote upon any other business which may properly come before the meeting or any adjournment thereof.

(*INSTRUCTION:  To withhold authority to vote for any individual nominee, write the name of the nominee(s) below.)

NOMINEE(S): ___________________________________________________________________________________________

SIGNATURE(S)__________________________________________________________________________ DATE_____________, 2006.

(Signature of all joint owners is required.   Fiduciaries please indicate your full title.  Sign exactly as name appears hereon.)

If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given to the proxy holders to vote in accordance with the views of the management thereto.  The management is not aware of any such matters.

                                                                                                            ---------------------------------------

                                                                                                            PLEASE SIGN AND RETURN

                                                                                                            THIS PROXY CARD IN THE

                                                                                                            ENCLOSED ENVELOPE.

                                                                                                            -----------------------------------

 PROXY

EVERGREEN INCOME ADVANTAGE FUND

AUCTION MKT PFD SHS SER W28

This Proxy is solicited on Behalf of the Board of Trustees of Evergreen Income Advantage Fund for the Annual Meeting of Shareholders, August 11, 2006

                KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett, Kevin J. Ouellette andMaureen E. Towle, or any of them, with full power of substitution, as attorneys and proxies to appear and vote all of the preferred shares standing in the name of the undersigned at the annual meeting of shareholders of Evergreen Income Advantage Fund to be held at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116 on August 11, 2006 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, and the undersigned hereby instructs said attorneys to vote:

(Continued, and to be signed on other side)

                                                                                                                                                                                                                                                                                                                votes as in thisX                                                                                                                                                                                                                                                        Please mark your

                X             Please mark your

                                votes as in this

                                example.

The shares represented by this proxy will be voted as specified in the following Item 1, but if no choice is specified, they will be voted FOR the election of the 3 persons named in the proxy statement as proposed Trustees under "Election of Trustees".

1. ELECTION OF TRUSTEES
FOR all nominees (except as marked to the contrary below*)	[ ] WITHHOLD AUTHORITY to vote for all nominees	[ ] Nominees: K. Dun Gifford Dr. Leroy Keith, Jr. Michael S. Scofield

2. In their discretion, the proxies are authorized to vote upon any other business which may properly come before the meeting or any adjournment thereof.

(*INSTRUCTION:  To withhold authority to vote for any individual nominee, write the name of the nominee(s) below.)

NOMINEE(S): ___________________________________________________________________________________________

SIGNATURE(S)__________________________________________________________________________ DATE_____________, 2006.

(Signature of all joint owners is required.  Fiduciaries please indicate your full title.  Sign exactly as name appears hereon.)

If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given to the proxy holders to vote in accordance with the views of the management thereto.  The management is not aware of any such matters.

                                                                                                            ---------------------------------------

                                                                                                            PLEASE SIGN AND RETURN

                                                                                                            THIS PROXY CARD IN THE

                                                                                                            ENCLOSED ENVELOPE.

                                                                                                            -----------------------------------

 PROXY

EVERGREEN INCOME ADVANTAGE FUND

AUCTION MKT PFD SHS SER W7

This Proxy is solicited on Behalf of the Board of Trustees of Evergreen Income Advantage Fund for the Annual Meeting of Shareholders, August 11, 2006

                KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett, Kevin J. Ouellette andMaureen E. Towle, or any of them, with full power of substitution, as attorneys and proxies to appear and vote all of the preferred shares standing in the name of the undersigned at the annual meeting of shareholders of Evergreen Income Advantage Fund to be held at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116 on August 11, 2006 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, and the undersigned hereby instructs said attorneys to vote:

(Continued, and to be signed on other side)

                                                                                                                                                                                                                                                                                                                votes as in thisX                                                                                                                                                                                                                                                        Please mark your

                X             Please mark your

                                votes as in this

                                example.

The shares represented by this proxy will be voted as specified in the following Item 1, but if no choice is specified, they will be voted FOR the election of the 3 persons named in the proxy statement as proposed Trustees under "Election of Trustees".

1. ELECTION OF TRUSTEES
FOR all nominees (except as marked to the contrary below*)	[ ] WITHHOLD AUTHORITY to vote for all nominees	[ ] Nominees: K. Dun Gifford Dr. Leroy Keith, Jr. Michael S. Scofield

2. In their discretion, the proxies are authorized to vote upon any other business which may properly come before the meeting or any adjournment thereof.

(*INSTRUCTION:  To withhold authority to vote for any individual nominee, write the name of the nominee(s) below.)

NOMINEE(S): ___________________________________________________________________________________________

SIGNATURE(S)__________________________________________________________________________ DATE_____________, 2006.

(Signature of all joint owners is required.  Fiduciaries please indicate your full title.  Sign exactly as name appears hereon.)

If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given to the proxy holders to vote in accordance with the views of the management thereto.  The management is not aware of any such matters.

                                                                                                            ---------------------------------------

                                                                                                            PLEASE SIGN AND RETURN

                                                                                                            THIS PROXY CARD IN THE

                                                                                                            ENCLOSED ENVELOPE.

                                                                                                            -----------------------------------

 PROXY

EVERGREEN INCOME ADVANTAGE FUND

PREFE AUCTION MKT PFD SHS SER TH7

This Proxy is solicited on Behalf of the Board of Trustees of Evergreen Income Advantage Fund for the Annual Meeting of Shareholders, August 11, 2006

                KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett, Kevin J. Ouellette andMaureen E. Towle, or any of them, with full power of substitution, as attorneys and proxies to appear and vote all of the preferred shares standing in the name of the undersigned at the annual meeting of shareholders of Evergreen Income Advantage Fund to be held at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116 on August 11, 2006 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, and the undersigned hereby instructs said attorneys to vote:

(Continued, and to be signed on other side)

                                                                                                                                                                                                                                                                                                                votes as in thisX                                                                                                                                                                                                                                                        Please mark your

                X             Please mark your

                                votes as in this

                                example.

The shares represented by this proxy will be voted as specified in the following Item 1, but if no choice is specified, they will be voted FOR the election of the 3 persons named in the proxy statement as proposed Trustees under "Election of Trustees".

1. ELECTION OF TRUSTEES
FOR all nominees (except as marked to the contrary below*)	[ ] WITHHOLD AUTHORITY to vote for all nominees	[ ] Nominees: K. Dun Gifford Dr. Leroy Keith, Jr. Michael S. Scofield

2. In their discretion, the proxies are authorized to vote upon any other business which may properly come before the meeting or any adjournment thereof.

(*INSTRUCTION:  To withhold authority to vote for any individual nominee, write the name of the nominee(s) below.)

NOMINEE(S): ___________________________________________________________________________________________

SIGNATURE(S)__________________________________________________________________________ DATE_____________, 2006.

(Signature of all joint owners is required.  Fiduciaries please indicate your full title.  Sign exactly as name appears hereon.)

If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given to the proxy holders to vote in accordance with the views of the management thereto.  The management is not aware of any such matters.

                                                                                                            ---------------------------------------

                                                                                                            PLEASE SIGN AND RETURN

                                                                                                            THIS PROXY CARD IN THE

                                                                                                            ENCLOSED ENVELOPE.

                                                                                                            -----------------------------------

 PROXY

EVERGREEN INCOME ADVANTAGE FUND

AUCTION MKT PFD SHS SER T7

This Proxy is solicited on Behalf of the Board of Trustees of Evergreen Income Advantage Fund for the Annual Meeting of Shareholders, August 11, 2006

                KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett, Kevin J. Ouellette andMaureen E. Towle, or any of them, with full power of substitution, as attorneys and proxies to appear and vote all of the preferred shares standing in the name of the undersigned at the annual meeting of shareholders of Evergreen Income Advantage Fund to be held at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116 on August 11, 2006 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, and the undersigned hereby instructs said attorneys to vote:

(Continued, and to be signed on other side)

                                                                                                                                                                                                                                                                                                                votes as in thisX                                                                                                                                                                                                                                                        Please mark your

                X             Please mark your

                                votes as in this

                                example.

The shares represented by this proxy will be voted as specified in the following Item 1, but if no choice is specified, they will be voted FOR the election of the 3 persons named in the proxy statement as proposed Trustees under "Election of Trustees".

1. ELECTION OF TRUSTEES
FOR all nominees (except as marked to the contrary below*)	[ ] WITHHOLD AUTHORITY to vote for all nominees	[ ] Nominees: K. Dun Gifford Dr. Leroy Keith, Jr. Michael S. Scofield

2. In their discretion, the proxies are authorized to vote upon any other business which may properly come before the meeting or any adjournment thereof.

(*INSTRUCTION:  To withhold authority to vote for any individual nominee, write the name of the nominee(s) below.)

NOMINEE(S): ___________________________________________________________________________________________

SIGNATURE(S)__________________________________________________________________________ DATE_____________, 2006.

(Signature of all joint owners is required.  Fiduciaries please indicate your full title.  Sign exactly as name appears hereon.)

If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given to the proxy holders to vote in accordance with the views of the management thereto.  The management is not aware of any such matters.

                                                                                                            ---------------------------------------

                                                                                                            PLEASE SIGN AND RETURN

                                                                                                            THIS PROXY CARD IN THE

                                                                                                            ENCLOSED ENVELOPE.

                                                                                                            -----------------------------------

 PROXY

EVERGREEN INCOME ADVANTAGE FUND

AUCTION MKT PFD SHS SER M28

This Proxy is solicited on Behalf of the Board of Trustees of Evergreen Income Advantage Fund for the Annual Meeting of Shareholders, August 11, 2006

                KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett, Kevin J. Ouellette andMaureen E. Towle, or any of them, with full power of substitution, as attorneys and proxies to appear and vote all of the preferred shares standing in the name of the undersigned at the annual meeting of shareholders of Evergreen Income Advantage Fund to be held at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116 on August 11, 2006 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, and the undersigned hereby instructs said attorneys to vote:

(Continued, and to be signed on other side)

                                                                                                                                                                                                                                                                                                                votes as in thisX                                                                                                                                                                                                                                                        Please mark your

                X             Please mark your

                                votes as in this

                                example.

The shares represented by this proxy will be voted as specified in the following Item 1, but if no choice is specified, they will be voted FOR the election of the 3 persons named in the proxy statement as proposed Trustees under "Election of Trustees".

1. ELECTION OF TRUSTEES
FOR all nominees (except as marked to the contrary below*)	[ ] WITHHOLD AUTHORITY to vote for all nominees	[ ] Nominees: K. Dun Gifford Dr. Leroy Keith, Jr. Michael S. Scofield

2. In their discretion, the proxies are authorized to vote upon any other business which may properly come before the meeting or any adjournment thereof.

(*INSTRUCTION:  To withhold authority to vote for any individual nominee, write the name of the nominee(s) below.)

NOMINEE(S): ___________________________________________________________________________________________

SIGNATURE(S)__________________________________________________________________________ DATE_____________, 2006.

(Signature of all joint owners is required.  Fiduciaries please indicate your full title.  Sign exactly as name appears hereon.)

If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given to the proxy holders to vote in accordance with the views of the management thereto.  The management is not aware of any such matters.

                                                                                                            ---------------------------------------

                                                                                                            PLEASE SIGN AND RETURN

                                                                                                            THIS PROXY CARD IN THE

                                                                                                            ENCLOSED ENVELOPE.

                                                                                                            -----------------------------------

 PROXY

EVERGREEN INCOME ADVANTAGE FUND

AUCTION MKT PFD SHS SER F7

This Proxy is solicited on Behalf of the Board of Trustees of Evergreen Income Advantage Fund for the Annual Meeting of Shareholders, August 11, 2006

                KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett, Kevin J. Ouellette andMaureen E. Towle, or any of them, with full power of substitution, as attorneys and proxies to appear and vote all of the preferred shares standing in the name of the undersigned at the annual meeting of shareholders of Evergreen Income Advantage Fund to be held at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116 on August 11, 2006 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, and the undersigned hereby instructs said attorneys to vote:

(Continued, and to be signed on other side)

                                                                                                                                                                                                                                                                                                                votes as in thisX                                                                                                                                                                                                                                                        Please mark your

                X             Please mark your

                                votes as in this

                                example.

The shares represented by this proxy will be voted as specified in the following Item 1, but if no choice is specified, they will be voted FOR the election of the 3 persons named in the proxy statement as proposed Trustees under "Election of Trustees".

1. ELECTION OF TRUSTEES
FOR all nominees (except as marked to the contrary below*)	[ ] WITHHOLD AUTHORITY to vote for all nominees	[ ] Nominees: K. Dun Gifford Dr. Leroy Keith, Jr. Michael S. Scofield

2. In their discretion, the proxies are authorized to vote upon any other business which may properly come before the meeting or any adjournment thereof.

(*INSTRUCTION:  To withhold authority to vote for any individual nominee, write the name of the nominee(s) below.)

NOMINEE(S): ___________________________________________________________________________________________

SIGNATURE(S)__________________________________________________________________________ DATE_____________, 2006.

(Signature of all joint owners is required.  Fiduciaries please indicate your full title.  Sign exactly as name appears hereon.)

If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given to the proxy holders to vote in accordance with the views of the management thereto.  The management is not aware of any such matters.

                                                                                                            ---------------------------------------

                                                                                                            PLEASE SIGN AND RETURN

                                                                                                            THIS PROXY CARD IN THE

                                                                                                            ENCLOSED ENVELOPE.

                                                                                                            -----------------------------------